UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2023

Nine Alliance Science & Technology Group.

(Exact name of registrant as specified in its charter)

Nevada	333-202052	35-2515740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7325 Oswego Road
Liverpool, NY 13090
(Address of principal offices)

(315) 451-7515
(Registrant’s Telephone Number)
Room 703, Building 42 Yonghe Road #118 Shanghai China

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.. ….

Item 4.01. Change in Registrant's Certifying Accountant

On January 4, 2023, the Board of Directors of Nine Alliance Science & Technology Group, a Nevada corporation (the “Company”), approved the engagement of Blaze Gries, CPA (“BG”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended September 30, 2022, effective immediately, and dismissed TPS Thayer (“TPS”) as the Company's independent registered public accounting firm.

During the quarter ended March 31, 2022, and June 30, 2022, and the subsequent interim periods through January 4, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and TPS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to TPS’s satisfaction, would have caused TPS to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided TPS with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that TPS furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of TPS’s letter dated January 5, 2023, is filed as Exhibit 16.1 hereto.

During the fiscal years ended September 30, 2022, and the subsequent interim period through January 4, 2023, neither the Company nor anyone acting on its behalf has consulted with TPS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that TPS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No Description

16.1 Letter of TPS Thayer, dated January 6, 2023

(d) Exhibits

Exhibit Number Description

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023	Nine Alliance Science & Technology Group.

By: /s/ Joseph C. Passalaqua
Joseph C. Passalaqua, Chief Executive Officer

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